TEXTRON FINANCIAL CORPORATION
                            130 East Chestnut Street
                               Columbus, OH 43215



                                November 8, 2002


VIA FACSIMILE
NO. (312) 419-0172

and
VIA Federal Express OVERNIGHT DELIVERY

Thomas C. Ratchford
HBS Billing Services Company
ACI Billing Services, Inc.
190 South Lasalle St.
Chicago, IL 60603

         RE: SEPTEMBER 30, 2002 DETERMINATION OF COMPLIANCE WITH THE COVENANTS IN THE RECEIVABLES SALE AGREEMENT BY AND AMONG HBS BILLING SERVICES COMPANY, ACI BILLING SERVICES, INC. (COLLECTIVELY, "SELLERS"), AND RFC CAPITAL CORPORATION N/K/A TEXTRON FINANCIAL GROWTH CAPITAL DIVISION ("RFC"), DATED AS OF DECEMBER 19, 2001 (AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "SALE AGREEMENT")

Dear Tom:

         The purpose of this letter agreement (this "Letter Agreement") is to memorialize the manner in which RFC and Sellers have agreed to calculate the covenant described in Section 4.3(h) of the Sale Agreement. This letter will also serve as RFC's acknowledgment that as of September 30, 2002, Sellers were in compliance with the financial covenants, including as modified herein, that are set forth in Section 4.3 of the Sale Agreement.

         Sellers and RFC hereby agree that for the calendar month ending August 31, 2002, Section 4.3(h) of the Sale Agreement shall be deemed to have been deleted in its entirety from the Sale Agreement and replaced with the following:

         4.3(h) Permit the ratio of outstanding Net Value to Collections received in the Lockbox Account to exceed .28 to 1.0 for the calendar month ending August 31, 2002 and .25 to 1.0 for each calendar month thereafter.

         As of September 30, 2002, RFC has determined that Sellers were in compliance with all of the covenants described in Section 4.3 of the Sale Agreement.

         Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Sale Agreement and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the RFC may have thereunder. The modification set forth herein shall be limited precisely as provided for herein, and shall not be deemed to

Mr. Thomas C. Ratchford
November 8, 2002
Page 2


be a waiver of, amendment of, consent to or modification of any of the RFC's rights under or of any other term or provisions of the Sale Agreement or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of Sellers which would require the consent of RFC.

         This Letter Agreement may be executed in one or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts. The facsimile or other electronically transmitted copy of this Letter Agreement shall be treated the same as an originally executed copy hereof.

         In connection with and in consideration of the modification provided herein, Sellers shall pay RFC a modification and documentation fee in the amount of $2,500.00. Please acknowledge Sellers' understanding and agreement to the modification of Section 4.3(h) of the Sale Agreement by having an authorized signer of each Seller affix his or her signature in the respective space provided below.


                                               Very truly yours,

                                               RFC Capital Corporation

                                           By:  s/ Jeffrey A. Martin
                                               ------------------------
                                               Jeffrey A. Martin


ACKNOWLEDGED AND AGREED as of the 11th day of November 2002:


HBS Billing Services Company


By:      s / Thomas C. Ratchford
    ----------------------------------------

Its:     Vice President
    ----------------------------------------



ACI Billing Services, Inc.


By:      s / Thomas C. Ratchford
    ----------------------------------------

Its:     Vice President
    ----------------------------------------